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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)         May 17, 2002
                                           ------------------------------------


Republic Technologies International Holdings, LLC
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(Exact name of registrant as specified in its chapter)


Delaware                            333-90709-04             34-1902647
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation                    File Number)            Identification No.)

3770 Embassy Parkway
Akron, Ohio                                           44333-8367
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(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code (330) 670-3000
                                                   -----------------------------


        N/A
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(Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

         Republic Technologies International Holdings, LLC, a Delaware limited liability company, issued a press release on April 24, 2002 announcing that RTI Acquisition Corp. (RAC), has secured a new equity partner and an agreement in principle with Republic's existing bank group to finance its transaction. RAC is the company with which Republic has signed a letter of intent to sell its primary assets.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Exhibit
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99.3              Press Release dated May 17, 2002
99.4              Letter of Intent referred to in May 17, 2002 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Republic Technologies International Holdings, LLC
                             --------------------------------------------------
                                                (Registrant)
Date May 17, 2002                          By /s/ Joseph A. Kaczka
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                                                 (Signature)